As filed with the Securities and Exchange Commission on September 5, 2002

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]                                   Check the appropriate box:
Filed by a Party other than the Registrant [ ]                [ ] Preliminary Proxy Statement
                                                              [X] Definitive Proxy Statement
                                                              [ ] Definitive Additional Materials
                                                              [ ] Soliciting Material Pursuant to
                                                              Rule 14a-11(c) or Rule 14a-12


                             ROYCE FOCUS TRUST, INC.
            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE
            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):


         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         -------------------------------------------------------------------
         (1) Title of each class of securities to which transaction applies:
         -------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
         -------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         -------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -------------------------------------------------------------------
         (3) Filing Party:
         -------------------------------------------------------------------
         (4) Date Filed:
         -------------------------------------------------------------------

NYI 5238966v8

                             ROYCE FOCUS TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                        TO BE HELD ON SEPTEMBER 30, 2002

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE FOCUS TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Monday, September 30, 2002, at 4:00 p.m. (Eastern time), for the following purposes:

     1. To elect a Board of eight Directors of the Fund, to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal:

         (i) six Directors to be elected by the holders of the Fund's Common Stock and its 7.45% Cumulative Preferred Stock (the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 26, 2002 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose relevant to the Meeting during ordinary business hours from and after September 16, 2002, at the office of the Fund, 1414 Avenue of the Americas, New York, New York.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                       By order of the Board of Directors,

                                       John E. Denneen
                                       Secretary

August 30, 2002

                                 PROXY STATEMENT

                             ROYCE FOCUS TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 30, 2002

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Focus Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Monday, September 30, 2002, at 4:00 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is September 4, 2002.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Directors of the Fund has set the close of business on August 26, 2002 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 7.45% Cumulative Preferred (the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 9,161,321 shares of Common Stock and 800,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record
Date:

                                CLASS/SERIES      AMOUNT AND         PERCENT OF
NAME AND ADDRESS OF OWNER         OF STOCK   NATURE OF OWNERSHIP    CLASS/SERIES
-------------------------         --------   -------------------    ------------
Charles M. Royce                   Common    752,942 shares--           8.2%
1414 Avenue of the Americas                  Beneficial (sole
New York, NY 10019                           voting and
                                             investment power)

Yale University                    Common    2,221,838 shares--        24.3%
230 Prospect Street                          Beneficial (sole
New Haven, CT 06511-2107                     voting and
                                             investment power)

Cede & Co.*                        Common    8,488,867 shares--        92.7%
Depository Trust Company                     Record*
P.O. Box #20                       7.45%     789,499 shares--          98.7%
Bowling Green Station            Preferred   Record*
New York, NY 10028

----------------

* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

--------------------------------------------------------------------------------
 PROPOSAL                  COMMON STOCKHOLDERS      PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
 ELECTION OF DIRECTORS     Common and Preferred     Preferred Stockholders,
                           Stockholders, voting     voting as a separate
                           together as a single     class, elect two
                           class, elect six         additional Directors
                           Directors
--------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS
     At the Meeting, the Board of Directors of the Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. The holders of Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Board of Directors has nominated the following six persons to continue as Directors of the Fund, to be elected by holders of both Common Stock and Preferred Stock: Charles M. Royce, Donald R. Dwight, Mark R. Fetting, Richard M. Galkin, William L. Koke and G. Peter O'Brien. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: Stephen L. Isaacs and David L. Meister. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

     Certain biographical and other information concerning the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.

                                                   TERM OF                          NUMBER
                                                 OFFICE AND                        OF ROYCE           OTHER
NAME, ADDRESS* AND                POSITIONS        LENGTH                            FUNDS'           PUBLIC
PRINCIPAL OCCUPATIONS               WITH          OF TIME         TO BE           PORTFOLIOS          COMPANY
DURING PAST FIVE YEARS**    AGE   THE FUND         SERVED       ELECTED BY         OVERSEEN        DIRECTORSHIPS
-------------------------   ---   --------         ------       ----------         --------        -------------

Charles M. Royce***         62    Director,         1986          Common              17               None
  President, manager/            President[dagger]                 and
  director of Royce &                and                        Preferred
  Associates, LLC and its        Treasurer[dagger]
  predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"),
  the Fund's investment
  adviser; Director,
  President and Treasurer
  of the Fund, Royce
  Micro-Cap Trust, Inc.
  ("OTCM") and Royce Value
  Trust, Inc. ("RVT"),
  closed-end diversified
  management investment
  companies of which R&A
  is the investment
  adviser; Trustee,
  President and Treasurer
  of The Royce Fund
  ("TRF") and Royce
  Capital Fund ("RCF"),
  open-end diversified
  management investment
  companies of which R&A
  is the investment
  adviser (the Fund, OTCM,
  RVT, TRF and RCF
  collectively, "The Royce
  Funds"); Secretary and
  sole director of Royce
  Fund Services, Inc.
  ("RFS"), a wholly-owned
  subsidiary of R & A; and
  managing general partner
  of Royce Management
  Company ("RMC"), the
  general partner of
  various private
  investment limited
  partnerships (until
  October 2001).

                                                   TERM OF                          NUMBER
                                                 OFFICE AND                        OF ROYCE            OTHER
NAME, ADDRESS* AND                POSITIONS        LENGTH                            FUNDS'           PUBLIC
PRINCIPAL OCCUPATIONS               WITH          OF TIME         TO BE           PORTFOLIOS          COMPANY
DURING PAST FIVE YEARS**    AGE   THE FUND         SERVED       ELECTED BY         OVERSEEN        DIRECTORSHIPS
-------------------------   ---   --------         ------       ----------         --------        -------------

Mark R. Fetting***          47    Director         2001           Common             17              Director of
Executive Vice President                                           and                               registered
  of Legg Mason, Inc.                                           Preferred                            investment
  ("Legg Mason"); Director                                                                           companies
  of R & A; and Division                                                                            constituting
  President and Senior                                                                               four Legg
  President and  President                                                                          Mason Funds
  and Financial Group, Inc.
  and related companies,
  including Fund Boards
  and consulting services
  to subsidiary companies
  (from 1991 to 2000).
  Mr. Fetting's prior
  business experience
  includes having served
  as Partner, Greenwich
  Associates, and Vice
  President, T. Rowe Price
  Group, Inc.

----------------

   * Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.
  ** Each of the nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.
 *** "Interested person," as defined in the Investment Company Act, of the Fund.
     [dagger]Elected by and serves at the pleasure of the Board of Directors.

     Certain biographical and other information concerning the nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.

                                                   TERM OF                          NUMBER
                                                 OFFICE AND                        OF ROYCE             OTHER
NAME, ADDRESS* AND                POSITIONS        LENGTH                            FUNDS'            PUBLIC
PRINCIPAL OCCUPATIONS               WITH          OF TIME         TO BE           PORTFOLIOS           COMPANY
DURING PAST FIVE YEARS**    AGE   THE FUND         SERVED       ELECTED BY         OVERSEEN         DIRECTORSHIPS
-------------------------   ---   --------         ------       ----------         --------         -------------

Donald R. Dwight            71    Director         1998           Common             17             Trustee of the
  President of Dwight                                              and                                registered
  Partners, Inc., corporate                                     Preferred                             investment
  communications                                                                                      companies
  consultants; and Chairman                                                                          constituting
  (from 1982 until March                                                                               the 94
  1998) of Newspapers of                                                                             Eaton Vance
  New England, Inc.                                                                                    Funds
  Mr. Dwight's prior
  experience includes
  having served as
  Lieutenant Governor of
  the Commonwealth of
  Massachusetts and as
  President and Publisher
  of Minneapolis Star and
  Tribune Company.

Richard M. Galkin           64    Director         1986           Common             17                 None
  Private investor; Mr.                                            and
  Galkin's prior business                                       Preferred
  experience includes
  having served as
  President of Richard M.
  Galkin Associates, Inc.,
  telecommunications
  consultants, President
  of Manhattan Cable
  Television (a subsidiary
  of Time Inc.), President
  of Haverhills Inc.
  (another Time Inc.
  subsidiary), President
  of Rhode Island Cable
  Television and Senior
  Vice President of
  Satellite Television
  Corp. (a subsidiary of
  Comsat).

Stephen L. Isaacs           62    Director         1986         Preferred            17                 None
  President of The Center                                          only
  for Health and Social
  Policy (since
  September 1996);
  Attorney and President
  of Health Policy
  Associates, Inc.,
  consultants. Mr. Isaacs'
  prior experience
  includes having served
  as Director of Columbia
  University Development
  Law and Policy Program
  and Professor at
  Columbia University.

                                                   TERM OF                          NUMBER
                                                 OFFICE AND                        OF ROYCE             OTHER
NAME, ADDRESS* AND                POSITIONS        LENGTH                            FUNDS'            PUBLIC
PRINCIPAL OCCUPATIONS               WITH          OF TIME         TO BE           PORTFOLIOS           COMPANY
DURING PAST FIVE YEARS**    AGE   THE FUND         SERVED       ELECTED BY         OVERSEEN         DIRECTORSHIPS
-------------------------   ---   --------         ------       ----------         --------         -------------
William L. Koke             67    Director         2001           Common             17             None
  Financial planner                                                and
  with Shoreline                                                 Preferred
  Financial Consultants.
  Mr. Koke's prior
  business experience
  includes having served
  as Director of Financial
  Relations of SONAT,
  Inc., Treasurer of Ward
  Foods, Inc. and
  President of CFC, Inc.

David L. Meister            62    Director         1986          Preferred           17              None
  Chairman and Chief                                               only
  Executive Officer
  of The Tennis Channel
  (since June 2000);
  and Chief Executive
  Officer of
  Seniorlife.com (from
  December 1999 to May
  2000). Mr. Meister's
  prior business
  experience includes
  having served as a
  consultant to the
  communications industry,
  President of Financial
  News Network, Senior
  Vice President of HBO,
  President of Time-Life
  Films and Head of
  Broadcasting for Major
  League Baseball.

G. Peter O'Brien            56    Director         2001          Common              17            Director/Trustee
  Trustee of Colgate                                               and                              of registered
  University, Director of                                       Preferred                        investment companies
  Pinnacle Holdings, Inc.,                                                                        constituting 18 Legg
  President of Hill House,                                                                           Mason Funds;
  Inc. and Managing                                                                                   Director of
  Director/Equity Capital                                                                             Renaissance
  Markets Group of                                                                                      Capital
  Merrill Lynch & Co.                                                                                  Greenwich
  (from 1971 to 1999).                                                                                    Fund.

----------------
  *Messrs. Dwight, Galkin, Isaacs, Koke, Meister and O'Brien's address is c/o
   Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York
   10019.

** Each of the above nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser, is a member of the Fund's audit committee and will continue as a member of the Fund's Audit Committee if re-elected a Director.

AUDIT COMMITTEE REPORT
     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of Section 2(a)(19) of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Committee. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the Independent Directors review and nominate candidates to serve as Independent Directors. The Independent Directors generally will not consider nominees recommended by stockholders of the Fund.

     The principal purposes of the Audit Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) to review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact their objectivity and independence and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors' independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls.

     The Board of Directors has adopted an Audit Committee Charter for the Fund. The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 20, 2002, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2001 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2001 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The

Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Stockholders.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS
     During the year ended December 31, 2001, the Board of Directors held six meetings and the Audit Committee held three meetings. Each Director then in office attended 75% or more of the total number of meetings of the Board of Directors held during that year. Each member of the Audit Committee attended more than 75% of the total number of meetings of the Audit Committee held during the period for which he served, except for Stephen L. Isaacs who attended two of the three Audit Committee meetings held during 2001.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS
     Each Independent Director receives a base fee of $3,500 per year plus $1,250 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2001 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director and affiliated person of the Fund for the year ended December 31, 2001.

                                                                      TOTAL
                                           PENSION OR             COMPENSATION
                                           RETIREMENT   ESTIMATED FROM THE FUND
                                            BENEFITS     ANNUAL     AND OTHER
                           AGGREGATE       ACCRUED AS   BENEFITS   ROYCE FUNDS
                          COMPENSATION    PART OF FUND    UPON       PAID TO
NAME                      FROM THE FUND     EXPENSES   RETIREMENT   DIRECTORS
----                      -------------     --------   ----------   ---------

Donald R. Dwight,
   Director(1)            $   4,750         None        None      $  63,750
Richard M. Galkin,
   Director(2)                4,750         None        None         63,750
Stephen L. Isaacs,
   Director                   4,750         None        None         63,750
William L. Koke,
   Director                   4,750         None        None         51,898
David L. Meister,
   Director                   4,750         None        None         63,750
G. Peter O'Brien,
   Director(3)                1,125         None        None         14,975
John D. Diederich, Vice
   President(4)               9,483       $  348        None      Not applicable

----------------

(1) Includes $712.50 from the Fund ($9,338 from the Fund and other Royce Funds) deferred during 2001 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.
(2) Includes $4,750 from the Fund ($62,250 from the Fund and other Royce Funds) deferred during 2001 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for trustees/directors.
(3)  Mr. O'Brien was elected a Director of the Fund on September 14, 2001.
(4) The amounts shown represent compensation paid to and benefits accrued by Mr. Diederich as an employee of the Fund and not for services as Director.

OFFICERS OF THE FUND
     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL OCCUPATIONS                             OFFICER OF
DURING PAST FIVE YEARS                              AGE    OFFICE**  FUND SINCE
----------------------                              ---    --------  ----------

Charles M. Royce                                     62    President   1986
  President, manager/director and Chief Investment            and
  Officer of R&A, the Fund's investment adviser;           Treasurer
  Director, President and Treasurer of the Fund,
  OTCM and RVT, closed-end diversified management investment companies of which R&A is the investment adviser; Trustee, President and
  Treasurer of TRF and RCF, open-end diversified management investment companies of which R&A is the investment adviser; Secretary and sole director of RFS, a wholly-owned subsidiary of R & A; and managing general partner of RMC, the general partner of various private investment limited partnerships (until October 2001).

John D. Diederich                                    51      Vice      1997
  Manager/director, Chief Operating Officer (since         President
  October 2001), Chief Financial Officer (since
  March 2002) and Managing Director of R & A; Vice
  President of the Fund, OTCM, RVT, TRF and RCF;
  Director of Administration of The Royce Funds;
  and President of RFS.

Jack E. Fockler, Jr.                                 43      Vice      1995
  Director of Marketing, Managing Director and             President
  Vice President of R & A; Vice President of the
  Fund, OTCM, RVT, TRF and RCF; and Vice President of RFS.

W. Whitney George                                    44      Vice      1995
  Senior Portfolio Manager, Managing Director and          President
  Vice President of R & A; Vice President of the
  Fund, OTCM, RVT, TRF and RCF.

Daniel A. O'Byrne                                    40      Vice      1994
  Director of Administration, Principal and Vice           President
  President of R & A; Vice President of the Fund,
  OTCM, RVT, TRF and RCF.

John E. Denneen                                      35    Secretary  April 2002
  Deputy General Counsel, Principal, Chief                               and
  Compliance Officer and Secretary of R&A (since                      1996-2001
  March 2002); Secretary of the Fund, OTCM, RVT,
  TRF and RCF (1996-2001 and since April 2002);
  Associate General Counsel, Principal and Chief
  Compliance Officer of R&A (1996-2001) and
  Principal of Credit Suisse First Boston Private
  Equity (2001-2002).

-----------------

  * The address of each officer listed above is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
  **Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS
     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as set forth below, all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year. Each of Messrs. Fetting, Koke and O'Brien inadvertently made a late Form 3 filing following his election as a Director of the Fund, and each of Messrs. Raymond A. Mason, Chairman, President and Chief Executive Officer of Legg Mason and a director of R&A, and Timothy C. Scheve, Senior Executive Vice President of Legg Mason and a director of R&A, inadvertently made a late Form 3 filing following his election as a director of R&A.

STOCK OWNERSHIP
     Information relating to each Director nominee's ownership as of August 26, 2002 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director nominee is set forth below:

 ------------------------------- ------------------------ ----------------------
                                                              AGGREGATE DOLLAR
                                                                  RANGE OF
                                                              SECURITIES IN ALL
                                                            ROYCE FUNDS OVERSEEN
                                                               BY EACH DIRECTOR
                                     AGGREGATE DOLLAR RANGE NOMINEE IN THE ROYCE
     NAME                            OF EQUITY IN THE FUND      FAMILY OF FUNDS
 ------------------------------- ------------------------ ----------------------
Interested Director:
 ------------------------------- ------------------------ ----------------------
   Charles M. Royce                  over $100,000           over $100,000
 ------------------------------- ------------------------ ----------------------
   Mark R. Fetting                       None                over $100,000
 ------------------------------- ------------------------ ----------------------
Non-Interested Directors:
 ------------------------------- ------------------------ ----------------------
   Donald R. Dwight                   $1--$10,000            over $100,000
 ------------------------------- ------------------------ ----------------------
   Richard M. Galkin                  $1--$10,000            over $100,000
 ------------------------------- ------------------------ ----------------------
   Stephen L. Isaacs                  $1--$10,000           $50,000--$100,000
 ------------------------------- ------------------------ ----------------------
   William L. Koke                    $1--$10,000            over $100,000
 ------------------------------- ------------------------ ----------------------
   David L. Meister                      None                over $100,000
 ------------------------------- ------------------------ ----------------------
   G. Peter O'Brien                 $10,000--$50,000         over $100,000
------------------------------- ------------------------ ----------------------

     As of August 26, 2002, no Independent Director or any of their immediate family members directly or indirectly own any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all Directors and officers of the Fund as a group (13 persons) beneficially owned 1,068,790 shares of the Fund's Common Stock, constituting 11.7% of the outstanding shares, and 2,000 shares of its Preferred Stock.

SALE OF SECURITIES OF THE INVESTMENT ADVISER
     On July 18, 2001, Royce & Associates, Inc. ("Royce"), the predecessor of Royce & Associates, LLC, the Fund's investment adviser (collectively, "R&A"), and Legg Mason announced that they, Royce's shareholders and Royce Management Company had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which Royce would be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). To effect the Transaction, Legg Mason purchased all of Royce's outstanding capital stock for a total purchase price of up to $215 million, of which $115 million was paid to Royce's shareholders in cash upon completion of the Transaction and up to $100 million may be paid to them in the future based upon the level of the gross revenues of Royce and its subsidiaries during the six years following the Transaction. Up to 50% of such future consideration may be paid to Royce's shareholders in shares of Legg Mason's common stock. Prior to the Transaction, Royce's shareholders were Charles M. Royce and trusts primarily for the benefit of his children. The Transaction was completed on October 1, 2001, prior to which Messrs.

Fetting and O'Brien were nominated and elected as Directors at the Fund's September 14, 2001 annual stockholders meeting. In connection with the Transaction, Legg Mason, Royce, Charles M. Royce and certain other Royce employees entered into a Revenue Sharing Agreement, pursuant to which Legg Mason has designated three members of R&A's Board and Mr. Royce has designated the other two.

VOTE REQUIRED
     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS
     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     The Fund has received notice from a foreign investment company that is a common stockholder of the Fund, that it intends to nominate at the Meeting six of its own nominees for election as Directors by holders of both Common Stock and Preferred Stock. The Board of Directors has reviewed the notice and is unanimously opposed to the election of the stockholder's nominees. Should the persons named in the Proxy have discretion on such matter, they intend to vote for the nominees of the Board of Directors named in Proposal 1.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund may retain Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to aid in the solicitation of Proxies, at an estimated cost of approximately $2,000 (plus reimbursement of out-of-pocket expenses), to be borne by the Fund. The Fund will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund, R&A and Georgeson Shareholder Communications, Inc. may solicit Proxies personally and by telephone, if deemed desirable. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who will have executed an Inspectors and Judges Oath.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. Shares as to which broker-dealer firms have not received instructions from beneficial owners or other persons entitled to vote and on which such broker-dealer firms have declined to vote ("broker non-votes") and shares as to which Proxies are returned by record stockholders but which are marked "abstain" will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

INDEPENDENT AUDITORS' FEES
     The Fund paid aggregate fees of $20,600 to TW&B for the year ended December 31, 2001, for professional services rendered involving the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual and semi-annual reports to stockholders and the preparation of the Fund's tax returns. The Fund paid aggregate fees of $6,000 to TW&B for such year for professional services rendered involving the preparation of reports to the rating agency that provides ratings for the Preferred Stock. The Audit Committee has determined that the preparation of such rating agency reports is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund, R&A or any entities affiliated with R&A for the year ended December 31, 2001. No representatives of TW&B will be present at the Meeting.

ADDRESS OF INVESTMENT ADVISER
     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY
     The Fund's Annual Report to Stockholders for the year ended December 31, 2001 and Semi-Annual Report to Stockholders for the six months ended June 30, 2002 were previously mailed to its stockholders, and copies are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the Fund's 2003 Annual Meeting of Stockholders must be received by the Fund by June 5, 2003 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not less than 15 calendar days before the annual meeting. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary

Dated:  August 30, 2002

RYVGP-PS-02

RYVGT-PS-02

                           ROYCE FOCUS TRUST, INC.

PROXY                                                                      PROXY

                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

        This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 26, 2002 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 30, 2002, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

------------------------------      --------------------------------
------------------------------      --------------------------------
------------------------------      --------------------------------

NY1 5238966v8

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE FOCUS TRUST, INC.

---------------------------------------------


                                                                       With-       For All
                                                     For               hold        Except
                                                     /  /              /  /        /  /

1.  ELECTION OF DIRECTORS
                                                     Charles M. Royce, Donald R. Dwight,
                                                     Mark R. Fetting, Richard M. Galkin,
                                                     Stephen L. Isaacs and G. Peter O'Brien

                                                     Instruction:  If you do not wish your shares
                                                     voted "FOR" a particular nominee, mark the
                                                     "For All Except" box and strike a line through
                                                     the nominee's name.  Your shares will be voted
                                                     for the remaining nominees.

2.  THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.          Date:        Mark box at the right           [ ]
                                                                  if an address change
                                                                  or comment has been
                                                                  noted on the reverse
                                                                  side of this card.

Stockholder sign here     Co-owner sign here         RECORD DATE SHARES:

-----------------          -----------------         -----------------

                                                     CONTROL NUMBER:

                                                     -----------------


NY1 5238966v8

                           ROYCE FOCUS TRUST, INC.
PROXY                                                                     PROXY

                        7.45% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

        This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.45% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 26, 2002 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 30, 2002, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

------------------------------      --------------------------------
------------------------------      --------------------------------
------------------------------      --------------------------------

NY1 5238966v8

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE FOCUS TRUST, INC.

---------------------------------------------

                                                                       With-      For All
                                                     For               hold       Except
                                                     / /               / /        / /


1.  ELECTION OF DIRECTORS
                                                     Charles M. Royce, Donald R. Dwight,
                                                     Mark R. Fetting, Richard M. Galkin,
                                                     Stephen L. Isaacs, William L. Koke,
                                                     David L. Meister and G. Peter O'Brien

                                                     Instruction:  If you do not wish your
                                                     shares voted "FOR" a particular nominee,
                                                     mark the "For All Except" box and strike
                                                     a line through the nominee's name.  Your
                                                     shares will be voted for the remaining
                                                     nominees.

2.  THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.          Date:             Mark box at the right    [ ]
                                                                       if an address change
                                                                       or comment has been
                                                                       noted on the reverse
                                                                       side of this card.

Stockholder sign here      Co-owner sign here        RECORD DATE SHARES:

-----------------          -----------------         -----------------

                                                     CONTROL NUMBER:

                                                     -----------------






NY1 5238966v8